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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          DATE OF REPORT: MAY 31, 2002
                          ----------------------------
                        (Date of earliest event reported)



                             OVERSEAS PARTNERS LTD.
                             ----------------------
             (Exact name of registrant as specified in its charter)


       Islands of Bermuda                  0-11538                   N/A
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(State or other jurisdiction of      (Commission file          (I.R.S. Employer
incorporation or organization)             Number)           Identification No.)


         Cumberland House, One Victoria Street, Hamilton HM 11, Bermuda
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            (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code (441) 295-0788
                                                           --------------


                                 Not Applicable
                     ---------------------------------------
Former name, former address and former fiscal year, if changed since last report

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ITEM 5 - OTHER EVENTS

On May 31, 2002, A.M. Best Co. downgraded the financial strength rating of Overseas Partners Ltd. from A (Excellent) to B++ (Very Good) and removed the company from under review. This rating applies to the following subsidiaries:
Overseas Partners Re Ltd., Overseas Partners US Reinsurance Company and Overseas Partners Assurance Ltd.

In February 2002, A.M. Best Co. placed the rating under review with negative implications as a result of the board of directors announcement that it would begin an orderly run off of most of OPL's operations with the objective of preserving the value of shareholder investments while supporting liquidity requirements.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned, hereunto duly authorized.

Date: June 3, 2002                        OVERSEAS PARTNERS LTD.
      ------------                        -----------------------
                                          (Registrant)



                                          By: /s/ Mark R. Bridges
                                              ----------------------------
                                          Mark R. Bridges
                                          President and Chief Executive Officer